UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, Henry Schein, Inc. (the “Company”) announced that Steven Paladino will retire as Executive Vice President and Chief Financial Officer of the Company, effective April 29, 2022. Mr. Paladino will remain as a member of the Company’s Board of Directors, and is expected to stand for reelection at the Company’s annual meeting of stockholders to be held in May of 2022. Mr. Paladino will advise the Company as a consultant following his retirement.

On January 4, 2022, the Company’s Board of Directors appointed Ronald N. South, 60, to succeed Mr. Paladino as Senior Vice President and Chief Financial Officer of the Company, effective upon Mr. Paladino’s retirement on April 29, 2022, and Mr. South will replace Mr. Paladino as the Company’s principal financial officer and principal accounting officer. Mr. South has been the Company’s Vice President, Corporate Finance since 2008 and Chief Accounting Officer since 2013. Additionally, Olga Timoshkina, who joined the Company this past September as Vice President, Corporate Controller, will succeed Mr. South as Vice President, Corporate Finance and Chief Accounting Officer, reporting to Mr. South.

Item 7.01	Regulation FD Disclosure.

On January 5, 2022, the Company issued a press release announcing recent changes to the Company’s executive management team, including those disclosed above. The full text of the press release is attached hereto as Exhibit 99.1.

The information in press release attached as Exhibit 99.1 is considered furnished to the Securities and Exchange Commission and is not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 5, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: January 5, 2022	By:	/s/ Kelly Murphy
Kelly Murphy
Senior Vice President and General Counsel